UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2022

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Macquesten Parkway

Mount Vernon, NY 10550

(Address of principal executive offices) (Zip Code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2022, Applied UV, Inc. (the “Company”) entered into the Agreement and Plan of Merger (the “PURO Merger Agreement”) with PURO Acquisition Sub I, Inc., a wholly owned subsidiary of the Company (“PURO Merger Sub I”), PURO Acquisition Sub II, LLC, a wholly owned subsidiary of the Company (“PURO Merger Sub II”), PURO Lighting, LLC (“PURO”), Brian Stern, in his individual capacity as a PURO member, Andrew Lawrence, in his individual capacity as a PURO member (collectively, the “PURO Members”)and Brian Stern in his capacity as member representative (the “PURO Member Representative”). The terms of the PURO Merger Agreement provide for the merger of PURO Merger Sub I with and into PURO (the “First PURO Merger”), with PURO as the surviving entity of the First PURO Merger immediately thereafter merging with and into PURO Merger Sub II (the “Second PURO Merger”), with PURO Merger Sub II as the surviving entity of the Second PURO Merger.

Simultaneously with the execution of the PURO Merger Agreement, the Company entered into the Agreement and Plan of Merger dated December 19, 2022 (the “LED Supply Merger Agreement” and, together with the PURO Merger Agreement, the “Merger Agreements”) with LED Supply Acquisition Sub I, Inc., a wholly owned subsidiary of the Company (“LED Supply Merger Sub I”), LED Supply Acquisition Sub II, LLC, a wholly owned subsidiary of the Company (“Merger Sub II” and, together with PURO Merger Sub I, PURO Merger Sub II, and LED Supply Merger Sub I, the “Merger Subs”), LED Supply Co. LLC (“LED Supply”), Brian Stern, in his individual capacity as a LED Supply member, Andrew Lawrence, in his individual capacity as a LED Supply member (collectively, the “LED Supply Members” and together with the PURO Memebers, the “Members”)and Brian Stern in his capacity as member representative (the “ LED Supply Member Representative”). The terms of the LED Supply Merger Agreement provide for the merger of LED Supply Merger Sub I with and into LED Supply (the “First LED Supply Merger”), with LED Supply as the surviving entity of the First LED Supply Merger immediately thereafter merging with and into LED Supply Merger Sub II (the “Second LED Supply Merger”), with LED Supply Merger Sub II as the surviving entity of the Second LED Supply Merger.

Under the PURO Merger Agreement, at the effective time of the First PURO Merger, (i) all of the capital stock of PURO Merger Sub I that is outstanding immediately prior to the effective time of the First PURO Merger shall be converted into and become 100% of the membership interests of PURO (and the membership interests of PURO into which the membership interests of PURO Merger Sub I are so converted shall be the only membership interests of PURO that are outstanding immediately after the effective time of the First PURO Merger); (ii) each membership interest (including any “profits interest”) of PURO issued and outstanding as of immediately prior to the effective time of the First PURO Merger shall be cancelled and extinguished, and shall be converted automatically into the right to receive their Ownership Percentage of:

(1)	$1,500,000 plus closing cash held by PURO, minus closing indebtedness of PURO, minus the amount of all PURO expenses related to the transactions contemplated by the PURO Merger Agreement, and plus or minus the amount of a net working capital adjustment;
(2)	2,497,222 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”);
(3)	251,111 shares of the Company’s 5% Series C Cumulative Perpetual Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”); and
(4)	Any right to receive Earnout Payments (as defined under the PURO Merger Agreement) payable as set forth in the PURO Merger Agreement and Schedule II thereto.

Under the LED Supply Merger Agreement, at the effective time of the First LED Supply Merger, (i) all of the capital stock of LED Supply Merger Sub I that is outstanding immediately prior to the effective time of the First LED Supply Merger shall be converted into and become 100% of the membership interests of LED Supply (and the membership interests of LED Supply into which the membership interests of LED Supply Merger Sub I are so converted shall be the only membership interests of PURO that are outstanding immediately after the effective time of the First LED Supply Merger); (ii) each membership interest of LED Supply issued and outstanding as of immediately prior to the effective time of the First LED Supply Merger shall be cancelled and extinguished, and shall be converted automatically into the right to receive their Ownership Percentage of:

(1)	$2,500,000 plus closing cash held by LED Supply, minus the closing indebtedness of LED Supply, minus the amount of all LED Supply expenses related to the transactions contemplated by the LED Supply Merger Agreement, and plus or minus the amount of a net working capital adjustment;
(2)	1,377,778 shares of Common Stock;
(3)	372,222 shares of Series C Preferred Stock; and
(4)	Any right to receive Earnout Payments (as defined under the LED Merger Agreement) payable as set forth in the LED Supply Merger Agreement and Schedule II thereto.

In the event that after the closing date of the Merger Agreements, any of Brian Stern, Andrew Lawrence, or James Colantoni is terminated by the Parent Group without Cause or resigns from the Parent Group for Good Reason, subject to such additional conditions as may be mutually agreed by the Company and the Member Representative prior to January 6, 2023 with respect to the involuntary demotion of title or position of the employment of Brian Stern, Andrew Lawrence, or James Colantoni due to failure of such individual’s performance, the remaining Earnout Payments shall be deemed earned and automatically due and payable.

Under the Merger Agreements, 462,500 shares of Common Stock that will be issued to the PURO Members and 462,500 shares of Common Stock that will be issued to the LED Supply Members (collectively the “Indemnity Shares”) will be subject to blanket transfer restrictions for 18 months and will be available for cancellation (at a price of $2.00 per share) to pay indemnity claims against the Members for losses incurred by the Company related to breaches of the Member’s representations and warranties under the Merger Agreements, breaches of covenants under the Merger Agreements, pre-closing taxes of PURO and LED Supply and a certain litigation claim. Cancellation of the Indemnity Shares will be the only recourse against the Members for payments of indemnity claims, other than for claims of fraud. Indemnification for fraud committed by any party to the Merger Agreements shall not be subject to any limitation. However, if any Member commits fraud, the other Member who has not committed fraud will be subject to liability but such liability will be capped at the earnout actually earned. The Company has indemnified the Members for 18 months for up to $1,850,000 in losses incurred by the Members related to breaches of the Company’s representations and warranties and covenants under the Merger Agreements. Indemnification of the parties under the Merger Agreements is subject to a $75,000 basket, below which no claims are payable.

On or immediately after the Closing Date, the Board of Directors of the Company will elect Brian Stern to serve as a member of the Board effective as of the Closing Date.

The applicable Merger Agreement may be terminated prior to the closing of the transactions contemplated thereby by (i) mutual written consent by the Company and the PURO Member Representative, in the case of the PURO Merger Agreement and by the Company and the LED Supply Representative, in the case of the LED Supply Merger Agreement; (ii) either the Company or the PURO Member Representative, in the case of the PURO Merger Agreement and by the Company or the LED Supply Representative, in the case of the LED Supply Merger Agreement if, with respect to the applicable Merger Agreement, (a) any court of competent jurisdiction in the United States or some other governmental body shall have issued an order, decree, or ruling or taken any other action permanently restraining, enjoining, or otherwise prohibiting any of the transactions contemplated therein and such order, decree, ruling, or other action shall have become final and non-appealable, or (b)  the closing shall not have occurred on or before January 31, 2022; provided, however, that the right to terminate the applicable Merger Agreement will not be available to any party whose breach or failure to fulfill any of his, her, or its obligations under the applicable Merger Agreement is the primary cause of or primarily results in such failure to close; provided further, that if the reason the closing has not occurred on or before January 31, 2021 is because the Company could not obtain adequate financing for the transactions contemplated by the Merger Agreements of the Company’s board does not approve the closing of the transactions contemplated by the Merger Agreements, then the Company shall pay 50% of legal, accounting and other similar fees and costs incurred by PURO and LED Supply in connection with the transactions contemplated by the Merger Agreements, but such payment obligation shall not, under any circumstances, be in excess of $250,000; by the Company; (iii) the Company if (a) PURO or LED Supply, as applicable, shall have failed to perform in any material respect any of its material obligations under the applicable Merger Agreement to be performed at or prior to such date of termination, which failure to perform is not cured, or is incapable of being cured, within thirty (30) days after the receipt by PURO or LED Supply, as applicable, of written notice of such failure, or (b) any representation or warranty of PURO or LED Supply, as applicable, contained in the applicable Merger Agreement shall not be true and correct (except for changes permitted by the applicable Merger Agreement and those representations which address matters only as of a particular date shall remain true and correct as of such date), and such failure to be true and correct is not cured, or is incapable of being cured, within thirty (30) days after the receipt by PURO or LED Supply, as applicable, of written notice of such failure, except, in any case, such failures which (i) in the aggregate are not reasonably likely to adversely affect PURO or LED Supply, as applicable, in any material respect or adversely affect PURO’s or LED Supply’s ability to complete the transactions contemplated herein or (ii) would not result in the the reprentations and warranties of the PURO Members not being true.

Pursuant to the Merger Agreements, the Company will have a right of first refusal with respect to the sale (a “ROFR Sale”)of any shares of Common Stock issued to a PURO Member in connection with the PURO Merger Agreement of a LED Supply Member in connection with the LED Supply Merger Agreement, in each case, that is in excess of $1,000,000. The PURO Member of LED Supply Member, as applicable, is required to provide the Company with written notice of the proposed ROFR Sale and the Company will have 10 Business Days to purchase the shares of common stock related to the ROFR Sale at a cash price that is the higher of (i) $2.00 per share, or (ii) the price set forth in the ROFR Notice.

Pursuant to the Megers Agreements, in the event any equityholder of PURO or LED Supply member or equityholder, as the case may be, sells any shares of common stock obtained pursuant to the terms of the Merger Agreements through a registered broker/dealer on or after the first anniversary of the closing date of the Merger Agreements for a price per share of the common stock less than $2.00, the Company will pay to such member or equityholder within 10 business days following the consummation of such sale to an account designated in writing by such equityholder an amount (the “Make Whole Amount”) equal to (i) (A) $2.00 less (ii) the sale price, multiplied by (b) the number of shares of common stock sold in such sale. The Make Whole Amount payment is payable by the Company 50% in cash and 50% in shares of Common Stock (with the number of shares of common stock to be issued determined based on a price per share equal to 90% of the Sale Price).

Pursuant to the Merger Agreements, the PURO Members and the LED Supply Members for a period of five (5) years after the closing date of the Merger Agreements will have “piggyback” registration rights with respect to the Common Stock they receive pursuant to the Merger Agreements (the “Registrable Securities”), if the Company proposes to register any of its Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the public offering of such Common Stock (other than certain excluded registrations set forth in the Merger Agreements). In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required to include any Registrable Securities in such underwriting unless such PURO Members and the LED Members accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities requested by PURO Members and LED Supply Members to be included in such offering, exceeds the number of securities to be sold (other than by the Parent) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Registrable Securities issued to the PURO Memmbers and LED Supply Members pursuant to the Merger Agreements, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling PURO Members in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling PURO Member or in such other proportions as shall mutually be agreed to by all such selling PURO Members and shares of Common Stock issued to certain shareholders described in the Merger Agreements will not be allowed to be included in such offering. On and after the second anniversary of the closing date of the Merger Agreements, the PURO Members and the LED Members will have the right to have at least 10% of their Registrable Securities included in any underwritten offering. Certain registartions will be exempt from the PURO Members’ and LED Members’ piggyback registration rights as described in the Merger Agreements.

Pursuant to the Merger Agreements, the PURO Members and the LED Members have agreed that if from the closing date of the Merger Agreements until the second anniversary thereof, the Company engages in a public offering of the Common Stock, any PURO Member or LED Supply Member who is an officer or director or 5% or more Common Stock holder at the time of such public offering such PURO Member of LED Supply Member will to enter into a lock-up agreement if requested by the underwriter of such public offering; provided that Company’s officers, directors, and other five percent (5%) or more stockholders are required to enter lock-up agreements on substantially the same terms as such PURO Member or LED Supply Member..

The Equity Merger Consideration to be issued in connection with the Mergers will be issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The Company will rely on representations made by the equityholders receiving the Equity Merger Consideration that they are acquiring the Equity Merger Consideration for investment and not with a view to the distribution of such shares in violation of applicable securities laws and that they have sufficient knowledge and experience in business and financial matters that they are capable of evaluating the merits and risks of an investment in the Equity Merger Consideration, among others.

The Merger Agreements also contain customary representations, warranties, covenants and closing conditions included in similar transactions, including the Company’s closing conditions of approval of the closing by the Company’s board of directors and the Company receiving adequate financing to close the transactions contemplated by the Merger Agreements. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto by the Merger Agreements. The foregoing description of the Merger Agreements is not intended to be complete and is qualified in its entirety by reference to the full text of the Merger Agreements, copies of which are filed as Exhibit 2.1 and 2.2 hereto and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

With respect to the Equity Merger Consideration to be issued pursuant to the Merger Agreements and the exemption from registration under the Securities Act for the issuance of such shares, the disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On December 20, 2022 the Company issued a press release announcing the execution of the Merger Agreements as described in detail in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of December 19, 2022, by and among the Company, PURO Acquisition Sub I, Inc., PURO Acquisition Sub II, LLC, PURO Lighting, LLC, Brian Stern, Andrew Lawrence, and the Member Representative
2.2	Agreement and Plan of Merger dated as of December 19, 2022, by and among the Company, LED Supply Acquisition Sub I, Inc., LED Supply Acquisition Sub II, LLC, LED Supply Co. LLC, Brian Stern, Andrew Lawrence, and the Member Representative
99.1	Press Release dated December 20, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: December 20, 2022	By:	/s/ Mike Riccio
	Name:	Mike Riccio
	Title:	Chief Financial Officer

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